MERCER FUNDS

SUPPLEMENT TO THE PROSPECTUS
DATED MARCH 31, 2019

The date of this Supplement is April 16, 2019.

The following changes are made in the Prospectus of the Mercer Funds (“Prospectus):

On April 3, 2019, the Board of Trustees of the Mercer Funds approved the appointment of Jennison Associates LLC and Polen Capital Management, L.L.C. as subadvisors to the Mercer US Large Cap Equity Fund (the “Fund”). Effective April 5, 2019, Columbia Management Investment Advisers LLC and HS Management Partners LLC were terminated as subadvisors to the Fund. Upon the effectiveness of such subadvisor changes, the Prospectus is amended as described below.

1.          All references in the Prospectus to Columbia Management Investment Advisers LLC and HS Management Partners LLC are deleted.

2.          The following information relating to each of Jennison Associates LLC and Polen Capital Management, L.L.C. as subadvisors to the Fund, is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 5 of the Prospectus:

Jennison Associates LLC (“Jennison”)

•	Blair A. Boyer, Managing Director, Co-Head of Large Cap Growth Equity Strategy and Portfolio Manager, joined Jennison in 1993. Mr. Boyer began managing Jennison’s allocated portion of the Fund’s portfolio in April 2019

•	Rebecca Irwin, Managing Director, Large Cap Growth Portfolio Manager and Research Analyst, joined Jennison in 2006. Ms. Irwin, began managing Jennison’s allocated portion of the Fund’s portfolio in April 2019.

•	Natasha Kuhlkin, CFA, Managing Director, Large Cap Growth Portfolio Manager and Research Analyst, joined Jennison in 2004. Ms. Kuhlkin, began managing Jennison’s allocated portfolio of the Fund’s portfolio in April 2019.

•	Kathleen A. McCarragher, Managing Director, Head of Growth Equity, and Portfolio Manager, joined Jennison in 1998. Ms. McCarragher began managing Jennison’s allocated portfolio of the Fund’s portfolio in April 2019.
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Polen Capital Management, L.L.C. (“Polen”)

•	Dan Davidowitz, Head of Team, Portfolio Manager and Analyst, joined Polen in 2005. Mr. Davidowitz began managing Polen’s allocated portion of the Fund’s portfolio in April 2019.

•	Damon Ficklin, Portfolio Manager and Analyst, joined Polen in 2003. Mr. Ficklin began managing Polen’s allocated portion of the Fund’s portfolio in April 2019.

•	Brandon Ladoff, Portfolio Manager and Director of Research, joined Polen in 2013. Mr. Ladoff began managing Polen’s allocated portion of the Fund’s portfolio in April 2019.

3.          In the section titled “The Subadvisors,” beginning on page 59 of the Prospectus the following paragraphs relating to Jennison and Polen, as subadvisors to the Mercer US Large Cap Equity Fund, are hereby added:

Jennison Associates LLC (“Jennison”), with principal offices located at 466 Lexington Avenue, New York, NY 10017 serves as a Subadvisor to the Fund. Jennison is registered as an investment adviser under the Advisers Act. Jennison is operationally an independently managed, 100% indirect subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (“PGIM”). PGIM is a direct, wholly owned subsidiary of PGIM Holding Company LLC. PGIM Holding Company, LLC, is a direct, wholly owned subsidiary of Prudential Financial, Inc.

The allocated portion of the Fund’s portfolio managed by Jennison is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Jennison’s allocated portion of the Fund’s portfolio are Blair Boyer, Rebecca Irwin, Natasha Kuhlkin, and Kathleen McCarragher.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Jennison believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. Jennison looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. Jennison seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price.

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Jennison uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macroeconomic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

In deciding which stocks to buy for its allocated portion of the portfolio, Jennison uses what is known as a growth investment style. This means that Jennison invests in stocks it believes could experience superior sales or earnings growth, or high returns on equity and assets.

Jennison considers selling or reducing a stock position when, in its opinion, the issuing company’s revenue, earnings, or other business fundamental metrics have been lower than expected, it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

To identify above-average growth prospects, Jennison conducts research to determine company, industry and sector fundamentals and prospects over intermediate and longer terms, projecting how industries and businesses will change over time. Jennison generally bases its belief on proprietary forecasts of each company’s potential earnings growth for periods greater than one year. To gain an in-depth understanding, Jennison meets with company senior management, customers, suppliers, and competitors. Jennison also builds fundamental outlooks and earnings models after scrutinizing financial statements.

Polen Capital Management L.L.C. (“Polen”), located at 1825 NW Corporate Boulevard, Boca Raton, FL 33431, serves as a Subadvisor to the Fund. Polen is registered as an investment adviser under the Advisers Act. Polen is currently organized as a Limited Liability Company under the laws of Delaware.

The portfolio managers who are responsible for the day-to-day management of Polen’s allocated portion of the Fund’s portfolio are Dan Davidowitz, Damon Ficklin and Brandon Ladoff.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Polen Capital’s bottom-up investment process uses independent research to screen and identify investment candidates and build a concentrated and high-conviction portfolio of 15 to 25 high-quality, durable and, in the view of the portfolio manager(s), lower-risk businesses. The same financial and qualitative criteria (or guardrails) that underlie Polen

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Capital’s investment philosophy are employed across all investment strategies. By applying these guardrails consistently, regardless of where a company is based or the industry or space in which it competes, the screens effectively shrink the investable universe from several thousand listed stocks to 100-150 investment candidates, making the investment process relatively efficient.  All analysts are generalists and the universe is split amongst them.

As well as bringing consistency and transparency to the investment process, the financial guardrails build in a strong bias toward larger capitalization businesses with organic growth at stable to increasing margins, little or no debt, high conversion of accounting earnings to cash flow and sustainably high returns on capital (typically above 20% on an economic basis). Businesses that employ financial engineering to enhance growth, as well as those that employ meaningful amounts of debt relative to cash flow, are likely to fall outside the guardrails. Further, the quality guardrails tend to eliminate companies classified in sectors such as financials, industrials, energy, materials, utilities and real estate. The sell discipline is the mirror image of the buy discipline. That is, we strive for unemotional selling whenever a holding no longer clearly meets the financial and quality guardrails.

Polen Capital believes stock prices follow earnings growth over time and expects investment performance will be driven by business performance measured by earnings - the average rate of compound earnings per share growth - over a typical holding period. The process begins by screening investment candidates using publicly available financial information. Applying the financial guardrails shrinks the investable universe by approximately 85%. The next step is an initial research project which tests for sustainability and further reduces the universe by excluding companies believed to be benefiting from cyclical factors or other unsustainable trends. Our experience to date is that between 100 and 150 businesses globally generally make it through the financial screen and initial research. After the initial research project has been completed by one or more members of the investment team, an investment candidate is presented for peer review and discussion of risks, and to identify areas for further research. Most of the team’s time and energy is then spent on an iterative deep-dive research of these investment candidates. The goal is to gain a thorough understanding of each business, its margin of safety, growth prospects, competitive moat, industry dynamics and management track record.  Part of the iterative deep-dive research is a pre-mortem risk analysis where the team imagines that an investment has failed and then works backward to determine what potentially led to that failure.  The team also analyzes any ESG-related risks. This deep-dive research involves a thorough examination of SEC filings, news releases, management presentations, earnings announcements and related conference calls, and any other relevant public information. The analysis may also occasionally include a review of relevant external sell-side research reports, or at times an on-site visit to the company being researched. The deep-dive process typically continues for months even though most of the businesses studied are rejected and do not ultimately enter the portfolio. Sometimes it is found that a competitive advantage that has sustained a business in the past is changing and may not be sufficient in the future, or a company is facing growth or structural challenges.  Once an idea has been thoroughly vetted and a

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formal recommendation to purchase a business has been made, the final steps in the process are taken by the portfolio managers. These steps include an estimate of expected return from an investment candidate over the anticipated holding period of five years. The portfolio manager is also responsible for the final determination that each investment candidate will contribute positively to the portfolio’s earnings growth while presenting a minimal level of risk.

The investment guardrails limit portfolio holdings and any candidates for investment to those perceived as more sustainable and predictable businesses, which gives us an extra degree of confidence in estimates of long-term earnings growth. The earnings estimates are based on conservative assumptions and are cash-adjusted to improve comparability and overcome the complexity of different accounting systems. The expected return calculations also factor in the return of capital to shareholders (dividends or share buybacks) provided they are funded with excess cash flow beyond the company’s investment requirements. An investment candidate is generally added to the portfolio only if it is expected to generate a double-digit annualized return over a 5-year holding period. The Focus Growth portfolio managers, Dan Davidowitz, Damon Ficklin and Brandon Ladoff make the final buy and sell decisions together, with lead portfolio manager, Dan Davidowitz, having final decision-making authority for the strategy.

Once an investment candidate has been included in the portfolio, a process of ongoing monitoring and review of the business begins, designed mainly to identify any changes to an investment case. Companies in the portfolio are subject to continued quantitative screens and fundamental analysis. If a holding no longer meets the criteria that the investment team is looking for, then a decision is made to sell it irrespective of the market.

4.          Alec Rapaport became a vice president of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) on March 29, 2019, and was appointed an officer of the Trust by the Board of Trustees on April 3, 2019. Accordingly, the fifth paragraph under the section titled “Who Manages the Funds” on page 110 is deleted and replaced with the following:

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, Larry Vasquez, and Alec Rapaport are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has served as Vice President of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. Rapaport has served as Vice President of the Advisor since March 29, 2019. Prior to joining the Advisor, Mr. Rapaport was an

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independent consultant, and prior to that he worked at Commonfund Asset Management Company from 2000 to 2016, holding various positions, which included Team Head, Managing Director Fixed Income & Commodities.

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